EX-99.B(h)




                                   Schedule A


     The PBHG Funds, Inc. consists of the following Funds, each of which is subject to this Agreement:


         PBHG Growth Fund
         PBHG Emerging Growth Fund
         PBHG Large Cap Growth Fund
         PBHG Select Equity Fund
         PBHG Limited Fund
         PBHG Core Growth Fund
         PBHG Large Cap 20 Fund
         PBHG Large Cap Value Fund
         PBHG Mid-Cap Value Fund
         PBHG Small Cap Value Fund
         PBHG Technology & Communications Fund
         PBHG Strategic Small Company Fund
         PBHG International Fund
         PBHG Cash Reserves Fund
         PBHG Focused Value Fund
         PBHG New Opportunities Fund
         PBHG Global Technology & Communications Fund
         PBHG Wireless & Telecom Fund



Dated:  December 14, 2000

                                   Schedule A


     The Funds of the Company that will receive services pursuant to this Agreement are:

         PBHG Growth Fund
         PBHG Emerging Growth Fund
         PBHG Large Cap Growth Fund
         PBHG Select Equity Fund
         PBHG Limited Fund
         PBHG Core Growth Fund
         PBHG Large Cap 20 Fund
         PBHG Large Cap Value Fund
         PBHG Mid-Cap Value Fund
         PBHG Small Cap Value Fund
         PBHG Technology & Communications Fund
         PBHG Strategic Small Company Fund
         PBHG International Fund
         PBHG Cash Reserves Fund
         PBHG Focused Value Fund
         PBHG New Opportunities Fund
         PBHG Global Technology & Communications Fund
         PBHG Wireless & Telecom Fund




Dated:  December 14, 2000

                                    EXHIBIT A

                                   PORTFOLIOS



Name of Portfolio                                                   Cusip
                                                                    -----
PBHG CLASS SHARES
-----------------
PBHG Growth Fund                                                  69316H106
PBHG Emerging Growth Fund                                         69316H205
PBHG Large Cap Growth Fund                                        69316H304
PBHG Select Equity Fund                                           69316H403
PBHG Limited Fund*                                                69316H817
PBHG Core Growth Fund                                             69316H809
PBHG Large Cap 20 Fund                                            69316H791
PBHG Large Cap Value Fund                                         69316H783
PBHG Mid-Cap Value Fund                                           69316H775
PBHG Small Cap Value Fund                                         69316H759
PBHG Technology & Communications Fund                             69316H700
PBHG Strategic Small Company Fund                                 69316H767
PBHG Focused Value Fund                                           69316H676
PBHG New Opportunities Fund*                                      69316H668
PBHG Global Technology & Communications Fund                      69316H650
PBHG Wireless & Telecom Fund                                         TBA

ADVISOR CLASS SHARES                                              69316H882
--------------------
PBHG Growth Fund


* Currently closed to new investors


Dated:  December 14, 2000

                                   SCHEDULE A
                                       TO
                          EXPENSE LIMITATION AGREEMENT


                                                                     Operating
                                                                      Expense
                                                                       Limit
                                                                       -----
This Agreement relates to the following Portfolios of the Fund:



PBHG Wireless & Telecom Fund                                             2.15%





DATED: December 14, 2000